UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2016

RED ROBIN GOURMET BURGERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6312 S. Fiddler’s Green Circle, Suite 200N Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable
(Former name or former address, if changed since last report.)

 ___________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On February 12, 2016, Red Robin Gourmet Burgers, Inc. (the “Company”) issued a press release describing selected financial results for the fourth fiscal quarter and fiscal year ended December 27, 2015. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the supplemental financial information for the fourth fiscal quarter and fiscal year ended December 27, 2015, that will be referred to during today’s investor conference call and webcast is being furnished as Exhibit 99.2 to this Form 8-K.

The information in this Item 2.02, including the information set forth in Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.02	Results of Operations and Financial Condition

(b) See disclosure contained in 5.02(c) below.

(c) On February 11, 2016, the Board of Directors of the Company appointed Denny Marie Post as President of the Company, a promotion from her previous position of Executive Vice President and Chief Concept Officer. The President title was previously held by Stephen Carley, who will continue as the Company’s Chief Executive Officer. Also on February 11, 2016, the Board of Directors of the Company appointed Stuart Brown as Executive Vice President and Chief Financial Officer. Mr. Brown previously held the title Senior Vice President and Chief Financial Officer. Both appointments are effective immediately.

Neither Ms. Post nor Mr. Brown has any family relationships that are required to be disclosed under Item 401(d) of Regulation S-K, and neither is a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.  The information required by Items 4.01(b) and (e) of Regulation S-K for each of Ms. Post and Mr. Brown is hereby incorporated by reference to the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2014, as filed with the Securities and Exchange Commission on February 20, 2015.

ITEM 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
99.1	Red Robin Gourmet Burgers, Inc. Press Release dated February 12, 2016.
99.2	Supplemental Financial Information dated February 12, 2016, provided by Red Robin Gourmet Burgers, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROBIN GOURMET BURGERS, INC.

Date: February 12, 2016
By:     /s/ Stuart B. Brown
Name:    Stuart B. Brown
Title:    Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Red Robin Gourmet Burgers, Inc. Press Release dated February 12, 2016.
99.2	Supplemental Financial Information dated February 12, 2016 provided by Red Robin Gourmet Burgers, Inc.

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